                                                                Exhibit 99.2

                                  MORTGAGE NOTE
                     Mortgage Note Pursuant to CCF Agreement
                                  (NEGOTIABLE)

                        --------------------------------

US $10,500,000.00                                 Philadelphia, Pennsylvania
                                                            October 30, 1998


                         Principal and Interest Payment:

         FOR VALUE RECEIVED, the undersigned, Compost America Holding Company, Inc. ("Compost"), a New Jersey corporation, Miami Recycling and Composting Co., Inc. ("Miami"), a Delaware corporation, and Bedminster Seacor Services Miami Corporation ("Bedminster"), a Florida corporation (collectively, Compost, Miami and Bedminster are referred to sometimes in this Mortgage Note as the "Borrower(s)"), hereby agree, promise and covenant, jointly and severally, to pay to the order of Lionhart Global Appreciation Fund, Ltd. ("Lionhart"), a British Virgin Islands international business company, Lionhart Investments, Ltd. ("LHI"), a United Kingdom limited liability company, and Global EarthFund Partners, L.L.C. ("GEP"), an Indiana limited liability company (collectively, Lionhart, LHI and GEP are referred to sometimes in this Mortgage Note as the "Lender(s)"), and its and their respective participants and/or successors and assigns, or any holder hereof, on the Maturity Date (as defined in Section 8 of this Mortgage Note, but in any event no later than October 1, 2000), pursuant to the terms of this Mortgage Note (and as otherwise contemplated under the Credit, Capitalization and Financing Agreement ("CCF Agreement"), dated, executed and consummated on or about October 30, 1998, by and among the Borrowers and the Lenders, and all Credit Documents ("Credit Documents") and Definitive Supplemental Documents ("Definitive Supplemental Documents"), as those terms are defined respectively under the CCF Agreement, the terms of such CCF Agreement, Credit Documents and Definitive Supplemental Documents of which are hereby incorporated by reference), the following Principal ("Principal") and Interest ("Interest"):

              Principal. The principal sum ("Principal") of US $10,500,000.00, plus any additional amounts or sums that are required to be added to the Principal under this Mortgage Note (pursuant to the terms and subject to the conditions as are set forth in this Mortgage Note, the CCF Agreement, and/or any of the Credit Documents or Definitive Supplemental Documents); and,

              Interest. Interest, on the unpaid Principal hereof, from time to time outstanding from the date hereof, until paid and repaid in full, that is and shall be computed at a fixed rate equal to ten and one-half percent (10.5%) per annum, and shall be calculated and shall accrue monthly on and against the actual outstanding amount of the Principal under this Mortgage Note from time to time, as of the last day of each calendar month, commencing on the Term Loan Closing on the Closing Date (as those terms are defined respectively under the CCF Agreement), based upon a calendar year of three hundred sixty (360) days consisting of twelve (12) thirty (30) day months; provided, however, upon the occurrence of an Event of Default (as defined under this Mortgage
         Note), the interest rate on this Mortgage Note shall be increased to twelve and one-half percent (12.5%) per annum, and if any such Default shall continue for a period of more than ninety (90) days, the interest rate on this Mortgage Note shall be increased to fifteen percent (15%), all such interest of which shall be calculated as aforesaid, until such time as such Event of Default has been cured to the extent permitted, if at all, under Section 18.02.02 of the CCF Agreement. Interest on any portion of Principal of this Note, accrued as provided under this Mortgage Note, shall be payable, together with all Principal due hereunder, on the Maturity Date, or, if applicable, upon acceleration of this Mortgage Note after an Event of Default as provided under this Mortgage Note.

                        General and Miscellaneous Terms:

         Section 1. Definitions. Except as otherwise defined separately in Mortgage Note, and/or except as otherwise indicated by the context in this Mortgage Note, any terms that are capitalized in this Mortgage Note shall have the same definition and meaning as ascribed to such terms in the CCF Agreement. This Mortgage Note is the same instrument, agreement and


                                                           Page 1 of 7 Pages
document that is referred to, and as is otherwise defined as, the Mortgage Note, under and pursuant to the CCF Agreement, and that is referred to, and as is otherwise defined as, the Note and/or the Mortgage Note, under and pursuant to the Mortgage ("Mortgage"), the Security Agreement ("Security Agreement") and the Compost Stock Pledge Agreement (Compost Common Stock), the Compost Stock Pledge Agreement (Miami Common Stock) and the Compost Stock Pledge Agreement (Bedminster Common Stock) ("Stock Pledge Agreements"), all of which are dated and were consummated and delivered by one (1) or more of the Borrowers, for the benefit of the Lenders under and pursuant to the CCF Agreement, on or about October 30, 1998.

         Section 2. Payments/Credits. All payments, both of Principal and Interest, or otherwise, shall be paid in lawful currency of the United States, or equivalent good and immediately available federal funds, without relief from valuation and appraisement laws, at the office of the Lenders or its agent at 111 Monument Circle, Suite 312, Indianapolis, Indiana 46204 (or at any other location as may be instructed periodically, in writing, by the Lenders to the Borrowers), and, except as provided under Section 5 of this Mortgage Note, each such payment shall be credited 1) first to accrued Interest under this Mortgage Note, 2) then and secondly to any Prepayment Fee, if any, as provided under
Section 6 of this Mortgage Note, 3) then and thirdly to any other sums or charges (exclusive of any Principal payable under this Mortgage Note) payable under this Mortgage Note, the CCF Agreement and any other applicable Credit Documents and/or Definitive Supplemental Documents, including, without limitation, any reasonable attorneys' and other applicable reasonable professional fees of the Lender (and/or Lionhart or LHI) and other costs of collection, and 4) then and lastly to the Principal of this Mortgage Note. If any payment of Principal or Interest on this Mortgage Note shall become due and payable on a day that is not a Business Day (as that term is defined under the CCF Agreement), then any such payment shall be made on the next following Business Day, and such extension of time shall be included in computing interest or other fees or expenses due hereunder, if any, in connection with any such payment, or otherwise.

         Section 3. Security. This Mortgage Note (and all other "Indebtedness" and "Obligations" as those terms are defined under Section 18.01 of the CCF Agreement), and all Principal and Interest and all other sums due to the Lenders under this Mortgage Note, and the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, are secured by, and the holder hereof of this Mortgage Note is entitled to the benefits of and under, 1) the Mortgage, 2) the Security Agreement and 3) the Stock Pledge Agreements.

         Section 4. Default. An "Event of Default," under this Mortgage Note, is and shall be defined as, and shall mean and include, any "Event of Default" as that term is defined under Section 18.02 (and as otherwise qualified under Section 18.02.02) of the CCF Agreement, including, without limitation, and as provided specifically under Section 18.02.01 of the CCF Agreement, any default, breach, violation, failure and/or omission, by or on the part of any Borrower or the Borrowers, to pay and discharge, on a timely, punctual, complete and full basis, the Principal and Interest when the Principal and Interest are or become due and payable under this Mortgage Note, whether on the Maturity Date or by acceleration, or otherwise.

         Section 5. Remedies. Upon the occurrence of an Event of Default (as defined under Section 4 of this Mortgage Note), the Lenders shall have the right, in their sole discretion and option, to exercise all rights and remedies that are set forth and described under Section 18.04 of the CCF Agreement, including, without limitation, and in addition to all other rights and remedies of the Lenders (or any holder hereof), the right to accelerate this Mortgage Note, and all promises, covenants, agreements and other undertakings of the Borrowers under this Mortgage Note, and thereupon, and notwithstanding the Maturity Date of this Mortgage Note (as defined under Section 8 of this Mortgage
Note), all Principal and Interest (and all other sums that are otherwise due under this Mortgage Note) are and shall be and become immediately due and payable by and on the part of the Borrowers, jointly and severally.

         Section 6. Prepayment. The Borrowers, jointly and severally, each hereby represent and warrant, and hereby promise, agree and covenant, as follows:

              6.1 The Borrowers shall have the right, but shall not be required, under this Mortgage Note, to prepay in part the Principal and Interest of this Mortgage Note, on the First Anniversary Date of the Term Loan Closing (as that term is defined under this Section 6), upon an advance and prior sixty (60) day written notice that is delivered by the Borrowers to the Lenders, but in no event shall such prepayment be less than the amount of US $5,250,000, which shall be paid in good and immediately available US funds ("Partial Prepayment Amount"), and pursuant to which any such Partial Prepayment Amount shall be accompanied by the Prepayment Fee (as defined under Section 6.4 of this


                                                           Page 2 of 7 Pages

         Mortgage Note).

              6.2 If the Borrowers elect to and do pay and deliver to the Lender, or any holder hereof, the Partial Prepayment Amount on the First Anniversary Date of the Term Loan Closing, and provided under
         Section 6.1 of this Mortgage Note, then any such Partial Prepayment Amount shall be applied and credited as prescribed under Section 2 of this Mortgage Note.

              6.3. Notwithstanding any term contained herein to the contrary, the Borrowers, or any Borrower, may prepay this Mortgage Note, in whole but not in part, at any time upon ten (10) days advance written notice (by the Borrowers, or any Borrower, to the Lenders, or any other holder hereof) and which shall be paid in good and immediately available US funds ("Total Prepayment Amount"), and provided that such Total Prepayment Amount is accompanied by the Prepayment Fee (as defined under Section 6.4 of this Mortgage Note); provided, however, that if the Borrowers, or any Borrower, have paid the Partial Prepayment Amount (including the Prepayment Fee) before the date of the Total Prepayment Amount, then no additional Prepayment Fee shall be due and payable with respect to such Total Prepayment Amount. If the Borrowers elect to and do pay and deliver to the Lender, or any holder hereof, the Total Prepayment Amount, as provided under this Section 6.3, then any such Total Prepayment Amount shall be applied and credited as prescribed under Section 2 of this Mortgage Note.

              6.4. The "Prepayment Fee" is and shall be the sum of US $275,625, which is intended to be equal to the equivalent of accrued Interest (as otherwise calculated under and pursuant to such rate as is specified under this Mortgage Note) against the initial credit component of the Principal of this Mortgage Note (i.e., US $10,500,000.00), for a period equal to three (3) complete calendar months of thirty (30) days each.

              6.5. The "First Anniversary Date of the Term Loan Closing" is and shall mean October 1, 1999, which is the day and date corresponding to twelve (12) months from the first day of the first calendar month that is inclusive of the Term Loan Closing on the Closing Date (as those terms are defined respectively under the CCF Agreement).

              6.6. Any such written notice of prepayment, as otherwise contemplated under this Section 6, shall not suspend any promise, covenant, agreement, Indebtedness or Obligation (as those terms are defined under Section 18.01 of the CCF Agreement), duty, liability or any other undertaking (of any one or more of the Borrowers) under this Mortgage Note, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents.

         Section 7. Waivers-Consents. The Borrowers, and all other Persons or parties now or hereafter liable for any payments hereof, whether as endorser, guarantor, surety or otherwise, jointly and severally, 1) waive demand, presentment, notice of dishonor, notice of default, notice of intent to accelerate, diligence in collection, grace (if applicable), and/or any notice and protest or any substantially equivalent notice or protest, in connection with or that relate to or arise from, the delivery, execution, acceptance, performance, default or enforcement of this Mortgage Note, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, and 2) consent to all extensions and/or forbearances or other concessions or accommodations that may be granted or otherwise allowed or acquiesced to from time to time by the Lenders, or any holder hereof, to or for the benefit of any or all of the Borrowers, under this Mortgage Note, the Credit Documents and/or the Definitive Supplemental Documents, and/or to any and all partial payments under this Mortgage Note, whether before or after the Maturity Date, by acceleration or prepayment, or otherwise.

         Section 8. Maturity Date. The Maturity Date, for purposes of this Mortgage Note, is and shall be the first and earlier to occur of the following:
1) the day and date corresponding to the Second Anniversary Date of the Term Loan Closing; or, 2) the day and date corresponding to the Financial Closing of the Miami Project Financing. For purposes of this Section 8:

              8.1. The term "Second Anniversary Date of the Term Loan Closing" shall mean October 1, 2000, which is the day and date corresponding to twenty-four (24) months from the first day of the first calendar month that is inclusive of the Term Loan Closing on the Closing Date (as those terms are defined respectively under the CCF Agreement).

              8.2. The term "Financial Closing of the Miami Project Financing" shall mean the day and date corresponding to the first Business Day that any Borrower, or any Affiliate or Subsidiary thereof, or any successor or assign thereof,


                                                           Page 3 of 7 Pages
              is legally entitled to draw from, or otherwise use, directly or indirectly, any construction and/or permanent financing, for and with respect to the development, construction and/or operation of the Miami Project, as contemplated under Section 11.26.22 of the CCF Agreement, including Schedule 11.26.22 of the Disclosure Schedule of and to the CCF Agreement.

         Section 9. Applicable Law, Jurisdiction and Venue. The Borrowers, jointly and severally, each hereby represent and warrant, and hereby promise, agree and covenant, as follows:

              9.1. This Mortgage Note shall be governed by, construed in accordance with, and shall be enforced under, the laws of the State of New Jersey, exclusive of its rules relating to conflict of laws.

              9.2. Subject to applicable conflict of laws principles, Compost, Miami and Bedminster each shall accept venue with respect to all claims, actions or lawsuits that relate to or arise from this Mortgage Note, in any state court or U.S. Court of competent jurisdiction that sits in Newark, New Jersey. Compost, Miami and Bedminster under this Mortgage Note each hereby, and irrevocably and unconditionally, for itself and its Properties, submits to the jurisdiction of any such New Jersey court or U.S. Court sitting in Newark, New Jersey, and any appellate court with jurisdiction thereover, in any action or proceeding relating to or arising from this Mortgage Note, the CCF Agreement (exclusive of the Mortgage), the Credit Documents and/or the Definitive Supplemental Documents, or for the recognition or enforcement of any judgment, and each of the Borrowers under this Mortgage Note hereby, and irrevocably and unconditionally, agrees, promises and covenants that all such claims in respect of any such action or proceeding shall be heard, determined and adjudicated in by any such New Jersey court or, to the extent permitted by applicable law, by any such U.S. Court. Each of the Borrowers under this Mortgage Note agrees, promises and covenants that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

              9.3. Each of the Borrowers under this Mortgage Note hereby, and irrevocably and unconditionally, waives, to the fullest extent under applicable law, any defense or objection that it may now or hereafter have 1) to the laying of venue of any suit, action or proceeding relating to or arising from this Mortgage Note, the CCF Agreement, the Credit Documents (exclusive of the Mortgage) and/or the Definitive Supplemental Documents, in any such New Jersey court or U.S. Court sitting in Newark, New Jersey, or 2) to the personal jurisdiction and/or preferred and proper venue of any such New Jersey court or any such U.S. Court in Newark, New Jersey.

         Section 10. Notices. Any notices by or to any Borrower, or by or to any Lender, under this Mortgage Note, shall be given as provided under Section 20.04 of the CCF Agreement.

         Section 11. Captions/Headings. The captions and headings that are set forth in this Mortgage Note are for the purpose of convenience only and are not intended to be a part of this Mortgage Note and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

         Section 12. Severability. Any provision of this Mortgage Note which is prohibited or unenforceable in any applicable jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         Section 13. Binding Obligations. The terms and provisions, and promises, covenants and undertakings of this Mortgage Note, shall be binding upon and shall inure to the benefit of the Borrowers, and their respective successors and assigns, and shall be binding upon and shall inure to the benefit of the Lenders, and their respective participants and successors and assigns, including subsequent holders and assignees of this Mortgage Note.

         Section 14. Negotiability. This Mortgage Note is negotiable and assignable, and may be disposed of, at the sole and exclusive discretion of the Lender, and its successors and assigns, or any subsequent holder of this Mortgage Note.

         Section 15. Assignment. This Mortgage Note, and any rights hereunder, may be assigned by the Lenders, or any of their respective participants and/or successors and assigns, at their sole discretion and option. This Mortgage Note may not

                                                           Page 4 of 7 Pages
be assigned by any Borrower or the Borrowers, and the Borrowers shall not delegate any of their duties under this Mortgage Note, in whole or in part, without the advance written consent of the Lenders (pursuant to which any such consent may be granted or withheld in the sole discretion of the Lenders).

         Section 16. Agreements/Documents/Instruments. The Mortgage, the Security Agreement, the Stock Pledge Agreements, the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, and all other agreements, instruments or other documents that are referred to in this Mortgage Note, are incorporated herein by reference and form a part of this Mortgage Note.

         Section 17. Legal Authority/Compliance/Miscellaneous. The Borrowers, jointly and severally, each hereby represent and warrant, and hereby promise, agree and covenant, as follows:

              17.1. The Borrowers, jointly and severally, each hereby represent and warrant that the execution and delivery of (and the performance and consummation transactions contemplated under) this Mortgage Note, and the Mortgage, the Security Agreement, the Stock Pledge Agreements, the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, will not (i) conflict with or violate the Certificate of Incorporation or By-Laws of any Borrower, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to any Borrower or by which its or any of their respective Properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Properties or assets of any of the Borrowers pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, insurance policy or other instrument or obligation to which any such Borrower is a party, or by which any such Borrower or its or any of their respective Properties are bound or affected.

              17.2. The execution and delivery of (and the performance and consummation transactions contemplated under) this Mortgage Note, and the Mortgage, the Security Agreement, the Stock Pledge Agreements, the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents by each of the Borrowers does not and will not, require any consent, approval, authorization or permit from any Governmental Authority which has not been obtained.

              17.3. The Borrowers each have good right and lawful authority, through their designated and respective officers and representatives who have signed and delivered this Mortgage Note, for and on behalf of the respective Borrowers, to execute, deliver and consummate the transactions contemplated under this Mortgage Note.

         Section 18. Execution by Parties. Any person or party executing this Mortgage Note in a representative capacity, acknowledges, warrants and represents 1) that he or she is an official representative of the firm or corporation in whose name he or she is executing this Mortgage Note, 2) that he or she possesses full and complete authority to bind said firm or corporation to the full and faithful performance of all conditions, terms, provisions, covenants, warranties and representations as contained in this Mortgage Note, and 3) that all other parties are relying on these representations and warranties as a material inducement to accept delivery of this Mortgage Note, in consideration of and in exchange for the delivery and/or execution by the Lenders of 1) the Credit, 2) the CCF Agreement, 3) the Credit Documents and 4) the Definitive Supplemental Documents, and the acceptance by the Lenders from the Borrowers of 1) the CCF Agreement, 2) the Credit Documents and 3) the Definitive Supplemental Documents.

         Section 19. Time of the Essence. Time is hereby declared to be of the essence of this Mortgage Note, and of every part hereof.

         Section 20. Stamp or Tax. Should any stamp tax, intangible tax, or other tax now or hereafter become payable with respect to this Mortgage Note, Borrowers shall pay the same prior to the due date thereof and indemnify and hold the Lenders harmless from the cost of same.

         SECTION 21. JURY WAIVER. THE BORROWERS EACH DO HEREBY KNOWINGLY, VOLUNTARILY,


                                                           Page 5 of 7 Pages

IRREVOCABLE, UNCONDITIONALLY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE NOTE, THE CCF AGREEMENT, THE CREDIT DOCUMENTS AND/OR THE DEFINITIVE SUPPLEMENTAL DOCUMENTS. OR ANY COURSE OR CONDUCT, COURSE OF DEALINGS, STATEMENTS (VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON. THIS IRREVOCABLE WAIVER OF THE RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT BY THE BORROWERS TO THE LENDERS TO DELIVER THE CREDIT, AND TO EXECUTE AND DELIVER AND OTHERWISE CONSUMMATE THE TRANSACTIONS CONTEMPLATED UNDER THIS MORTGAGE NOTE, THE CCF AGREEMENT, THE CREDIT DOCUMENTS AND THE DEFINITIVE SUPPLEMENTAL DOCUMENTS.

         Section 22. Counterparts. This Mortgage Note may be executed in any number of counterparts, each of which shall be an original, but all of which together will constitute one and the same instrument.

         Section 23. Waivers/Cumulative Remedies. No failure or delay on the part of the Lenders (or any successor or assign, or any holder of this Mortgage
Note) in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. Any waiver by the Lenders (or any successor or assign, or any holder of this Mortgage Note) of a breach of any provision of this Mortgage Note shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Mortgage Note. The failure of the Lenders (or any successor or assign, or any holder of this Mortgage Note) to insist upon strict adherence to any term of this Mortgage Note, and/or any extension, forbearance, concession and/or accommodation by or on the part of the Lenders (or any successor or assign, or any holder of this Mortgage Note) under this Mortgage Note, on one or more or any occasions, shall not be considered a waiver or otherwise deprive the Lenders (or any successor or assign, or any holder of this Mortgage Note) of the right thereafter to insist upon strict adherence to or otherwise enforce strictly that term or any other term of this Mortgage Note. All remedies, to which the Lenders (or any successor or assign, or any holder of this Mortgage Note) are entitled to assert, or otherwise claim and/or prosecute, under this Mortgage Note, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, or under any applicable law, are cumulative and not exclusive of any remedies provided by law or in equity, or otherwise.

         Section 24. Written Instrument Requirement. This Mortgage Note cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge this Mortgage Note, in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought.

         Section 25. Document Disclosure. The Borrowers, jointly and severally, hereby promise and covenant that, upon any reasonable request(s) of the Lenders, or any successors or assigns or holders hereof, the Borrowers shall promptly provide, disclose and deliver to any such holders or prospective holders, copies of the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, and shall use commercially reasonable efforts, in good faith, to cooperate with any reasonable inquiries or investigations of any Lender, or any such successor or assign or holder hereof, with respect to, or that relate to or arise from, this Mortgage Note, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents.

         Section 26. Inter-Lender Agent. The Lenders, pursuant to the terms and subject to the conditions set forth in an agreement, entitled "Inter-Creditor Agreement," that is dated and was executed by and among the Lenders, on or about October 30, 1998, and that is intended to be recorded promptly hereafter in the Official Records Book or other Public Records of Miami-Dade County, Florida, and any other appropriate public records as may determined by the Lenders, each duly appointed GEP, as the their exclusive agent and power of attorney ("Agent"), which power is coupled with an interest, for all Lenders, with respect to this Mortgage Note, the CCF Agreement, the Credit Agreement and the Definitive Supplemental Documents, and the exercise of the rights and remedies of each Lender with respect thereto. Pursuant to and as provided under the


                                                           Page 6 of 7 Pages

Inter-Creditor Agreement, 1) GEP, as Agent for all Lenders, is authorized and empowered, in their respective name, place and stead, with full power of substitution, to exercise and perform from time to time, and without joinder of or by any Lender, any act, power, duty, right or obligation whatsoever that any Lender or the Lenders (under this Mortgage Note, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents) may now or hereafter exercise or perform, and to deal in all respects with the Borrowers, with respect to the transactions evidenced under this Mortgage Note, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents; and, 2) the Borrowers and any third party dealing with the Agent, under this Mortgage Note, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, shall have the right to rely upon the power and authority of the Agent to bind each Lender with respect to the exercise of remedies or the giving of notices or consents under and pursuant to this Mortgage Note, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents.

         IN WITNESS WHEREOF, Compost, Miami and Bedminster, as the Borrowers, have executed and delivered this Mortgage Note on and as of this 30th day of October, 1998.

         Borrowers:               COMPOST AMERICA HOLDING COMPANY, INC.


                                  -------------------------------------
                                  Roger E. Tuttle
                                  President and Chief Executive Officer


                                  MIAMI RECYCLING AND COMPOSTING COMPANY,  INC.


                                  -------------------------------------
                                  Roger E. Tuttle
                                  President and Chief Executive Officer


                                  BEDMINSTER SEACOR SERVICES MIAMI CORPORATION


                                  -------------------------------------
                                  Roger E. Tuttle
                                  President and Chief Executive Officer



                                                           Page 7 of 7 Pages